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                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                    Date of Report (Date of earliest event
                          Reported):  June 24, 1998


     LEHMAN ABS CORPORATION, (as depositor under the Pooling and Servicing Agreement, dated as of June 1, 1998, which forms Ocwen Mortgage Loan Trust 1998-OFS2).


                            LEHMAN ABS CORPORATION
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     (Exact name of registrant as specified in its charter)

         Delaware               333-39649        13-3447441
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(State or Other Jurisdiction  (Commission    (I.R.S. Employer
     of Incorporation)        File Number)   Identification No.)


Three World Financial Center
200 Vesey Street
New York, New York                                  10022
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(Address of Principal                             (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code (212) 526-7000
                                                   ----- --------

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Item 5.  Other Events.
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Incorporation of Certain Documents by Reference
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     Pursuant to Rule  411 of Regulation C  under the Securities Act  of 1933 and in reliance on Financial Security Assurance Inc., SEC No-Action Letter (July 16, 1993), Lehman ABS Corporation (the "Registrant") will incorporate by reference the financial statements of Financial Security Assurance Inc.,
into  the Registrant's  registration  statement (File  No.  333-39694).   The
financial statements will be referred to in the prospectus supplement relating to Ocwen Mortgage Loan Trust 1998-OFS2. In connection with the incorporation of such documents by reference, the Registrant is hereby filing the consent of Coopers & Lybrand L.L.P. ("Coopers & Lybrand") to the use of their name in such prospectus supplement. The consent of Coopers & Lybrand is attached hereto as Exhibit 23.1.


Item 7.   Financial Statements, Pro Forma Financial
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          Information and Exhibits.
          ------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     23.1 The Consent of Independent Auditors of the Certificate Insurer to the Ocwen Mortgage Loan Trust 1998-OFS2.


                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              LEHMAN ABS CORPORATION



                              By: /s/ Samir A. Tabet
                                  -----------------------
                                  Name:  Samir A. Tabet
                                  Title:  Senior Vice President

Dated:  June 25, 1998



                               Exhibit Index
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Exhibit                                                               Page
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23.1 The Consent of Coopers & Lybrand . . . . . . . . . . . . . . . . . 5